                                                                   Exhibit 10.16
                                                                   -------------
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
FORM CD-450                         U.S. DEPARTMENT OF COMMERCE
(REV. 10-93)                                                                 [_]  GRANT                [X]
DAO 203-26                                                                        COOPERATIVE
                        FINANCIAL ASSISTANCE AWARD                                                        AGREEMENT
                                                                             --------------------------------------
                                                                             ACCOUNTING CODE
                                                                                      **SEE BELOW
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RECIPIENT NAME                                                               AWARD NUMBER

CuraGen Corporation                                                                   7ONANB5H1036
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STREET ADDRESS                                                               FEDERAL SHARE OF COST

322 East Main Street                                                         $        2,266,924.00
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CITY, STATE, ZIP CODE                                                        RECIPIENT SHARE OF COST

Branford, CT 06405                                                           $        2,749,144.000
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AWARD PERIOD                                                                 TOTAL ESTIMATED COST

February 1, 1995 through January 31, 1998                                    $        5,016,068.00
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DEPARTMENT OF COMMERCE OPERATING UNIT
NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY, GRANTS OFFICE
BUILDING 301, ROOM B129, GAITHERSBURG, MARYLAND 20899-0001
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AUTHORITY
Authorized by Section 5131 of P. L. 100-418, codified at 15 USC 278n as modified by P.L. 102-242, the Final Rule 15 CFR Part 295, and Program Announcement ATP 94-05.
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PROJECT TITLE
Integrated Microfabricated DNA Analysis Device for Diagnosis of Complex Genetic Disorders.

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This Award approved by the Grants Officer is Issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Award provisions checked below and attached. Upon acceptance by the Recipient, two signed Award documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Award null and void.

[X]  Department of Commerce Financial Assistance Standard Terms and Conditions

[X]  Special Award Conditions

[X]  Line Item Budget

[X]  OMB Circular A-21, Cost Principles for Educational Institutions

[_]  OMB Circular A-87, Cost Principles for State and Local Governments

[X] OMB Circular A-110, Grants and Agreements with Institutions of Higher Education, Hospitals, and Other Nonprofit Organizations Uniform Administrative Requirements

[X]  OMB Circular A-122, Cost Principles for Nonprofit Organizations

[_] 15 CFR Part 24, Uniform Administrative Requirements for Grants and Cooperative Agreements to State and Local Governments

[_]  15 CFR Part 29a, Audit Requirements for State and Local Governments

[_] 15 CFR Part 29b, Audit Requirements for Institutions of Higher Education and Nonprofit Organizations

[X]  48 CFR Part 31, Contract Cost Principles and Procedures

[X] Other(s): General Terms and Conditions Advanced Technology Program - Joint Venture


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**ACCOUNTING CODE:  CC:  5/150-9346          Ob. C1. 4110           Req. No. 5-150-5041           $639,017.00
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
     B-AE93-N-C-F-N-A-09-07240      EIN:06-1331400    150/SAbramowitzz
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SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER                           TITLE                            DATE
/s/ Sharon D. Green                                                          Grants Officer                  7/5/94
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TYPED NAME AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL                    TITLE                            DATE
/s/ Gregory T. Went                                                          Vice President                  7/5/94

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

                            SPECIAL AWARD CONDITIONS
                   ADVANCED TECHNOLOGY PROGRAM - JOINT VENTURE
                     COOPERATIVE AGREEMENT NO. 70NANB5H1066

1.       RECIPIENT CONTACT

The Recipient Contact's name, title, address, and telephone number are:

(Technical)       Gregory T. Went         (203) 481-1104
(Administrative)  Gregory T. Went         (203) 481-1104
                  CuraGen Corporation
                  322 East Main Street
                  Branford, CT 06405

2.       JOINT VENTURE MEMBERS

The organizations named below have been approved as joint venture members to conduct research described herein. Any changes or new members must be approved in writing by the Grants Officer:

         CuraGen Corporation, Branford, CT
         American Cynamid, Pearl River, NY

3.       GRANTS OFFICER

The Grants Officer's name, address, and telephone number are:

                                 Sharon D. Green
                 National Institute of Standards and Technology
                              Bldg. 301, Room B129
                           Gaithersburg, MD 20899-0001
                                 (301) 975-6328


4.       GRANTS SPECIALIST

The Grants Specialist's name, address, and telephone number are:

                                  Shamin Shaikh
                 National Institute of Standards and Technology
                              Bldg. 301, Room B129
                           Gaithersburg, MD 20899-0001
                                 (301) 975-6428

5.       PROJECT MANAGEMENT

a.  The Technical Project Manager's name, address, and telephone number are:

                               Stanley Abramowitz
                 National Institute of Standards and Technology
                              Bldg. 101, Room A417
                           Gaithersburg, MD 20899-0001
                                 (301) 975-2587

b.  The Business Project Manager's name, address, and telephone number are

                                 Florina Hoofer
                 National Institute of Standards and Technology
                              Bldg.. 101, Room A321
                           Gaithersburg, MD 20899-001
                                 (301) 975-6049

6.       PROJECT DESCRIPTION

The Recipient shall conduct research and provide technical and business reports under the Tools for DNA Diagnostic program. This project purposes to develop a device to extend the use of DNA analysis from the characterization of simple inborn genetic disorders to the efficient diagnosis and treatment of complex illnesses like cardiovascular disease and cancer.

All research shall be conducted in accordance with the Recipient's proposal dated July 5, 1994 and revised budget dated 1/10/95 (Attachment A).

7.       COST SHARE

The cost sharing ratio applicable to the first year period of this award is 45.27% the Recipient's contribution and 45.73% NIST's contribution. Recipients must meet or exceed the cost share ratio on a quarterly financial reporting basis.

8.       TRAVEL

Reimbursement for travel costs shall not exceed the established company rates.
However, regardless of company policy, less than first class accommodations must be used when available and, for foreign travel, U.S. flag carriers must be used for departure from and entry into the U.S. and for any other portion of the trip for which U.S. carriers are available.

Any travel charged against the amount authorized must be directly related to the work described herein.

9.       FUNDING LIMITATIONS

The scope of work and budget incorporated into this award covers a three year
                                                                   ----------
period for a total amount of $2,266,924.00 in Federal funds. However, Federal
                             -------------
funding available at this time is limited to $579,469.00 for the first year
                                             -----------
period. Receipt of any additional funding up to the level projected under this award is contingent upon the availability of funds from Congress, satisfactory performance, and will be at the sole discretion of the Agency. The Recipient may not obligate, incur any expenditures, nor engage in any commitments which involve any amount in excess of the Federal amount presently available. No legal liability will exist or result on the part of the Federal Government for payment of any portion of the remaining funds which have not been made available under the award. The notice of availability or non-availability of additional funding for the second and third year(s) will be made in writing only by the Grants
        ----------------                                 ------------------
Officer. This written notification shall be made prior to or no later than 30
-------
days after the expiration of each year's activities.

10.      COMMERCIALIZATION STRATEGY

The Recipient will be required to submit the following business planning deliverables at each annual review: a detailed business and technology commercialization plan complete with major milestones and critical decision points. Most important, a Gantt chart should be prepared for the first annual review; an analysis of the Recipient's primary and secondary target markets for the major application area of the technology (including a rationale for choosing those markets, a brief description of their key characteristics, and an overview of the firm's likely competitors in those markets). Finally, a summary of how the firm will leverage it's technical success in the ATP project into a sustainable competitive advantage in the marketplace vis-a-vis its competitors will be presented to the ATP program managers at each annual review.

11.      COST ESCALATION LIMIT

The ATP practice limits the annual escalation to 3.5% applicable to the future years.

12.      VERTEBRATE ANIMALS

If this project involves the use of vertebrate animals, the Recipient is required to comply, as applicable, with the Animal Welfare Act as amended, and implementing regulations (7 USC 2131 et seq., 9 CFR parts 1, 2 and 3), and other
Federal Statutes and regulations relating to animals.

If vertebrate animals are involved, the Principal Investigator shall submit to the ATP Program Manager:

(1) A completed Extramural Animal Study Proposal Form (NIST-1258), with signed approvals by the Institutional Animal Care and Use Committee (IACUC).

(2) Copies of other governmental approvals for Recipient's animal care and use procedures and showing the current status of Recipient's assurance by the Public Health Service/National Institutes of Health (PHS/NIH), and copies of animal care facility accreditation.

(3) Certification that the Principal Investigator and other personnel involved in the care and use of the animals are trained as required by NIST and the PHS/NIH Guide for the Care and Use of Laboratory Animals.
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The Recipient must inform ATP Program Manager in writing of any proposed deviation from procedures involving animals described in Form NIST-1258, any change in personnel and their training, and change in the status of their PHS/NIH assurance or other government inspecting bodies; and the results of any inspections of their animal care facilities that take place during the course of the award.

13.      HUMAN SUBJECTS

If this project involves human subjects, the Department of Commerce regulations (15 CFR Part 27) require that applicant organizations establish and maintain appropriate policies and procedures for the protection of human subjects. These regulations are available from the NIST Grants Office.

14.      AUDITS

General Terms and Conditions, Advanced Technology Program - Joint Venture Applicant, No. 27, "Audits", is revised to read as follows:

         27.  AUDITS

         The Recipient shall provide sufficient funds in the project budget to have a project audit performed, including audits of all Joint Venture members. For 2 and 3 year awards, an audit is required within ninety
         (90) days after the first year and at the end of the project.

The cost of the project audit may be charged as a direct cost provided that costs of audits are not included in the Recipient's indirect cost rate.

15.      AWARD PAYMENTS

Condition No. 8.b. under General Terms and Conditions entitled "Payments" has been revised to allow the Recipient to be reimbursed on a monthly basis as requested by the Recipient. All other conditions remain the same and in effect.

8.  Payments:
-------------

b. Standard Form SF-269 "Financial Status Report" and Standard Form SF-270, "request for Advance or Reimbursement", shall be submitted in triplicate (an original and two copies) to the Grants Officer:

         - The SF-269, "Financial Status Report", shall be submitted within thirty (30) days for calendar quarters ending March 31, June 20, and December 31, and within fifteen (15) days for the calendar quarter ending September 30:

         - The SF-270, "Request for Advance or Reimbursement", may be submitted for reimbursement on a monthly basis.

                                       3